SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no.  )


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                      CALIFORNIA MICRO DEVICES CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                                                                   June 15, 1999


[GRAPHIC OMITTED]  CALIFORNIA MICRO DEVICES CORPORATION


Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders on Thursday, August 5, 1999 at 1:00 p.m., at the Embassy Suites Hotel, 901 E. Calaveras Blvd., Milpitas, California.

The Board of Directors recommends that all shareholders vote for the election of the nominated directors, and for the other proposals presented in this Proxy Statement.

Proposal 3 is for an amendment to the Company's employees stock purchase plan to increase the amount of shares available under this plan. The Board of Directors believes that this Purchase Plan is necessary to enable the Company to provide meaningful equity incentives to attract, motivate and retain employees and recommends that the Shareholders vote for ratification of this adoption. California Micro Devices operates in an extremely competitive high tech job market where unemployment is extremely low and where turnover can be very high. In this job market, stock purchase plans are offered by the majority of the high technology firms with whom the Company competes for talent. Your support of this proposal is very important to the future success of your Company.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you have given in your proxy card in the event you are unable to attend. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card.


                                                    Very truly yours,

                                                    /s/ Wade Meyercord

                                                    WADE MEYERCORD
                                                    Chairman of the Board

                      CALIFORNIA MICRO DEVICES CORPORATION
                      215 Topaz Street, Milpitas, CA 95035
                              Phone: (408) 263-3214


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting of Shareholders of California Micro Devices Corporation (the "Company") will be held on Thursday, August 5, 1999, at 1:00 p.m., at the Embassy Suites Hotel, 901 E. Calaveras Blvd., Milpitas, California.

The items of business are:

1. Election of seven directors of the Company, to serve until the next annual meeting of shareholders.

2.       Ratification of the Appointment of Auditors.

3.       Amendment of the 1995  Employee  Stock  Purchase  Plan to increase from
         460,000  to  960,000  the  number  of  shares   reserved  for  issuance
         thereunder.

4.       Such other matters as may properly come before the meeting.


         These items are more fully described in the following pages, which are hereby made a part of this Notice.

         Only shareholders of record at the close of business on June 15, 1999 will be entitled to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.


                                                        Sincerely,

                                                        /s/ Scott Hover-Smoot

                                                        SCOTT HOVER-SMOOT
                                                        Secretary


Milpitas, California
June 15, 1999

                      CALIFORNIA MICRO DEVICES CORPORATION
                                 PROXY STATEMENT

                             I. GENERAL INFORMATION


         This Proxy Statement, the accompanying proxy/voting instruction card (the "Proxy Card") and California Micro Devices Corporation Annual Report on Form 10-K for the fiscal year ended March 31, 1999 (the "Annual Report"), are being distributed to shareholders commencing on or about June 17, 1999. Whether or not you expect to attend the Company's 1999 Annual Meeting of Shareholders (the "Annual Meeting") in person, the Board of Directors requests that you complete and return your Proxy Card for use at the Annual Meeting and any adjournments thereof.

         PROXY STATEMENT. This Proxy Statement consists of Sections I through VII, and contains three proposals. These Sections are intended to be read and understood together as one document. PLEASE CAREFULLY READ EACH SECTION.

         WHO CAN ATTEND THE ANNUAL MEETING. Only shareholders of record of common stock issued by California Micro Devices Corporation ("CMD" or the "Company") at the close of business on June 15, 1999, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

         QUORUM AT THE ANNUAL MEETING. As of the Record Date, CMD had issued and outstanding 10,116,144 shares of voting Common Stock. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The specific vote requirements for the matters being submitted to a vote by shareholders at the Annual Meeting are provided under "Approval of Proxy Statement Items," and the relevant proposals.

         SUBMISSION OF PROXY CARD. You are urged to sign and date the Proxy Card and return it in the prepaid reply envelope provided for such purpose. THIS WILL IN NO WAY AFFECT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. A shareholder giving a proxy has the right to revoke it at any time before it is voted by giving notice of such revocation to the Secretary of the Company, by attending the meeting and voting in person, or by returning a later dated proxy.

         The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date. If you receive more than one proxy card in separate mailings it is an indication that your shares are registered differently in more than one account. ALL Proxy Cards received by you should be signed and mailed by you to ensure that all your shares are voted.

         VOTING BY PROXY CARD. When you vote by Proxy Card, the following procedure will apply:

         If you intend to vote by Proxy Card, please cast your vote FOR or AGAINST any proposal by marking the appropriate box. Sign your Proxy Card where indicated, and return it in the enclosed prepaid envelope. When your Proxy Card is returned properly marked and signed, the shares represented thereby will be voted in accordance with your directions.

         Signed proxies received by California Micro Devices Corporation on which no contrary instruction has been given will be voted FOR EACH OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 THROUGH 3. IF YOU DO NOT VOTE FOR OR AGAINST A PROPOSAL, AND YOU RETURN YOUR SIGNED PROXY CARD, YOU WILL HAVE VOTED FOR PROPOSALS 2 THROUGH 3 AND FOR THE NOMINEES RECOMMENDED. If you wish to vote in accordance with the Board of Directors' recommendations, simply sign, date and return your proxy card in the envelope provided.

         As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items.

         Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians (the "Named Holders") holding shares in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company or by proxy solicitors retained by the Company, Corporate Investor Communications, Inc. ("CIC"). No additional compensation will be paid to any Company employee, officer, or director for such services. The cost of proxy solicitation services provided by CIC, exclusive of out-of-pocket costs, is not expected to exceed $12,000.

         CONDUCT OF THE ANNUAL MEETING. The Annual Meeting will be conducted in accordance with those procedures established by the Chairman of the Board of Directors.

         The Annual Meeting will proceed in the same order as the Proposals set out below.

         PROCEDURE FOR DIRECTOR NOMINATIONS BY SHAREHOLDERS. The By-Laws of the Company requires advance notification of the intent of any shareholder to nominate a person for the position of Director of the Company. The Nominating Committee will consider nominees proposed by the shareholders. The By-Laws require that the Company's Secretary must receive written notice of the intent of any shareholder to nominate a person as a director of the Company not less than thirty days before the date of the Annual Meeting. Pursuant to the By-Laws, notice of the intent to nominate must be sent in writing to: California Micro Devices Corporation, Attn.: Scott Hover-Smoot, Secretary, 215 Topaz Street,
Milpitas, California 95035. Such notice must be received by 8:30 AM Pacific Daylight Savings Time, July 6, 1999, and must be accompanied by a statement from the nominee indicating his or her willingness to serve if elected and disclosing his or her principal occupations or employment during the past five years. Any nomination made of a person whose nominee has not complied with this advance notification requirement will be disallowed, and no nomination of such person shall be placed before the shareholders.

         APPROVAL OF PROXY STATEMENT ITEMS. Only holders of shares of the Company's Common Stock of record as of the close of business on June 15, 1999 (the "Record Date") are entitled to vote at the Annual Meeting. Each share if Common Stock is entitled to one vote on all matters to be voted upon. Votes cast at the Annual Meeting will be counted by an inspector of election, appointed by the Company. The presence, in person or by proxy duly authorized, of the holders of a majority of the voting shares will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the Annual Meeting.

         Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger portion of votes.

         Proposals submitted to the shareholders in the enclosed proxy must be approved by the vote of the holders of a majority of the votes of the shares of the Company represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

                II. MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

                  ELECTION OF SEVEN DIRECTORS (PROPOSAL NO. 1)

               Your Board Recommends a Vote "FOR" the Election of
       Dr. Angel Jordan, Jeffrey Kalb, J. Daniel McCranie, Wade Meyercord,
         Stuart Schube, Dr. John Sprague, and Donald Waite as Directors

         Seven directors are to be elected to serve until the next annual meeting of shareholders and until the election and qualification of their successors. The Company's By-Laws provide for not less than five nor more than nine Directors, with the current number of directors fixed at seven.

         Unless otherwise instructed, proxy holders will vote the proxies received by them for the seven nominees named below.

         All of the seven nominees are current directors of the Company: Dr. Angel Jordan, Jeffrey Kalb, J. Daniel McCranie, Wade Meyercord, Stuart Schube, Dr. John Sprague, and Donald Waite.

         Brief biographies of the nominees are set out below. Additional information regarding their stock ownership and compensation can be found below under Sections III and IV.

         The  following  table  sets  forth  the  names,   ages,  and  principal
occupations  for the periods  indicated and other  directorships  of each of the current nominees at the 1999 Annual Meeting.

                                                 Principal Occupation for the past Five Years                      Director
         Name         Age                                  and Other Directorships                                  Since
         ----         ---                                  -----------------------                                  -----
Angel G. Jordan        68     Keithley University Professor of Electrical & Computer Engineering and Robotics       1986
                              at Carnegie-Mellon University since 1997; Professor of Electrical & Computer
                              Engineering  from 1966 to 1997; Provost from 1983 to 1991; Dean of Engineering from 1979 to 1983.  Director of Magnascreen Corporation, Mirror Systems, and
                              SOCINTEC.

Jeffrey C. Kalb        56     President and Chief Executive Officer of the Company since December 1994.             1995
                              President and Chief Operating Officer of MasPar Computer Corporation (computer systems manufacturer) from 1988 to 1993.  Vice President of Digital Equipment
                              Corporation (computer systems manufacturer) from 1983 to 1987.

J. Daniel McCranie     55     Executive Vice President of Marketing and Sales, Cypress Semiconductor                1998
                              Corporation (manufacturer and supplier of integrated circuits) since 1993.
                              Previously Chairman and Chief Executive Officer of SEEQ Technology Incorporated
                              (semiconductor manufacturer) from 1989 to 1993.  He joined SEEQ in 1986 as Vice
                              President of Sales and Marketing.

Wade Meyercord         58     Chairman of the Board since October 1994.  Senior Vice President of Diamond           1992
                              Multimedia Systems, Inc. (multimedia and connectivity company) since December
                              1997.  President, Meyercord & Associates, Inc. since 1987 (consulting firm).
                              Chief Executive Officer of Read-Rite Corp. (electronic data storage company)
                              from 1984 to 1987.  Director ADFlex Solutions (flexible circuits) since 1996
                              (audit committee).

Stuart Schube          59     President, Acorn Ventures, Inc. (venture capital management company), since           1986
                              1986,  and  Director and founder of Work  Process Systems, Inc. - a Houston,
                              Texas based developmental stage software company since 1997.

                                                           5



John L. Sprague        68     President, John L. Sprague Associates since 1987 (consulting firm).  President        1996
                              and Chief Executive Officer, Sprague Electric Company (electronics company),
                              1981 to 1987.  Various other executive management positions at Sprague Electric
                              Company from 1959 to 1981.  Director Allmerica Financial Corporation (insurance company) since 1972 (audit committee); Director Aerovox Corporation (capacitor company) since 1989 (audit and nominating committees); Director SIPEX
                              Corporation, (semiconductor corporation) since 1972 (audit and compensation committees).

Donald L. Waite        66     Executive Vice President and Chief Administrative Officer, Seagate Technology,        1997
                              Inc., (manufacturer of disc drives, tape drives and storage management software)
                              since 1995.  Joined Seagate in 1983 as Vice President of Finance and Chief
                              Financial Officer; promoted to Senior Vice President, Finance in 1984.
                              Director, CVC Holdings, Inc. (deposition equipment company) since 1995.


There are no family relationships among any of the directors and officers.

     RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

             Your Board Recommends a Vote "FOR" the Ratification of Ernst & Young LLP as the Company's Independent Auditors

         The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2000, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         During the Company's three most recent fiscal years and for the subsequent interim periods, there were no disagreements or reportable events pursuant to Item 304(a) (1) (iv) or (v) of Regulation S-K.

         Shareholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-Laws or otherwise. The Board of Directors is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change could be in the best interests of the Company and its shareholders.

               AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN
                                (PROPOSAL NO. 3)

               Your board Recommends a Vote "FOR" the Amendment of
                      The 1995 Employee Stock Purchase Plan

         This amendment is to increase from 460,000 to 960,000 the number of shares reserved for issuance under the previously approved 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was adopted by the Board of Directors on February 10, 1995 and ratified by the shareholders of the Company at the 1995 Annual Meeting. Your Board recommends amending the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 to 960,000, to allow for the employees to continue to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company on favorable terms through payroll deductions. As of March 31, 1999, 395,429 shares have been issued under the Purchase Plan.

         At the Annual Meeting, the shareholders are being requested to ratify the amendment of the Purchase Plan. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented and entitled to vote at the Annual Meeting, will be required to ratify the adoption. The Board of Directors believes that this Purchase Plan is necessary to enable the Company to provide meaningful equity incentives to attract, motivate and retain employees and recommends that the Shareholders vote for ratification of this adoption. California Micro Devices operates in an extremely competitive high tech job market where unemployment is extremely low and where turnover can be very high. In this job market, stock purchase plans are offered by the majority of the high technology firms with whom the Company competes for talent. Proxies solicited by the Board will be voted for this proposal unless shareholders specify otherwise in those proxies.

         A summary of the principal provisions of the Purchase Plan is set forth below.

         Purpose. The purpose of the Purchase Plan is to attract and retain the best available personnel, to provide additional incentives to the employees of the Company and its subsidiaries, to promote the success of the Company's business and to enable the employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company on favorable terms through payroll deductions.

         Administration. The Purchase Plan is administered by a committee of the Board of Directors formed pursuant to the Purchase Plan (the "Committee"). Members of the Committee are ineligible to participate under the Purchase Plan. All questions of interpretation of the Purchase Plan are determined in the sole discretion of the Committee, and its determinations are final and binding upon all participants.

         Eligibility. Any person who is employed by the Company (or any of its majority-owned subsidiaries) at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by section 423(b) of the Code. Based upon the number of employees as of March 31, 1999, approximately 240 employees are eligible to participate in the Purchase Plan.

         Offering Dates. The Purchase Plan is implemented by establishing option periods. Option periods may be any period up to 27 months. However, the Company's policy has been to establish option periods of three months and the Company's intention is to continue this policy. The Board of Directors may alter the duration of the option periods without shareholder approval. The Company has commenced offerings pursuant to the Purchase Plan.

         Purchase Price. The purchase price per share at which shares are sold under the Purchase Plan is 85% of the lower of the fair market value of the Common Stock (a) on the date an option is granted or (b) on the date of purchase. The determination of the fair market value of the Common Stock on a grant date is based upon the closing price listed on the Nasdaq National Market System as of such date or the immediately preceding trading day, if the applicable valuation date is not a trading day.

         Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 15% of a participant's eligible compensation. Eligible compensation is interpreted to mean total compensation, including bonuses and commissions, but excluding special payments (such as moving expenses) and income with respect to stock options or other stock purchases. Payroll deductions generally commence on the first payday following the offering date, and continue at the same rate until the last payday of the offering period unless sooner terminated as provided in the Purchase Plan.

         Purchase of Stock; Exercise of Option. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions which are accumulated during the offering period (not to exceed an amount equal to 15% of the participant's actual eligible compensation during the offering period) by the lower of 85% of the fair market value of the Common Stock at the beginning or end of the offering period, and subject to the further limitation that the number of shares subject to any option granted to an employee shall not exceed the maximum number of shares set by the Compensation Committee of the Board of Directors prior to the beginning of the offering period.

         In no event shall an employee be entitled to accrue rights to purchase shares under the Purchase Plan at a rate which exceeds $25,000.00 of the fair market value of such stock (determined at the time the option is granted) for any calendar year in which such option is outstanding at any time, and the maximum shares subject to any option in any one calendar year shall in no event exceed 10,000.

         Withdrawal. A participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable option period. Any withdrawal by the participant of accumulated payroll deductions for a given offering automatically terminates the participant's participation in that offering. The failure to remain in the continuous employ of the Company for at least 20 hours per week during an offering period will be deemed to be a withdrawal from the offering. In the event of withdrawal, payroll deductions will be returned to a participant, without interest.

         Capital Changes. In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the Board of Directs in the shares subject to purchase under the Purchase Plan and in the purchase price per share.

         Non-Assignability. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

         Amendment and Termination of the Plan. The board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the plan, materially modify the eligibility requirements or materially increase the benefits that may accrue under the plan.

         Federal Tax Information. The Purchase Plan, and the right to participants to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Internal Revenue Code (the "Code"). Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will be subject to tax and the amount of the tax will depend upon the holding period. If the shares are disposed of by the participant at least two years after the date of option grant (the beginning of the Offering Period and at least one year after the date of option exercise (the date on which the shares were purchased by the participant), the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the option price, or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the grant date) will be treaded as ordinary income, and any further gain will be long-term capital gain. If the participant disposes of the shares before two years after the date of option grant or one year after the date of option exercise (a disqualifying disposition), the participant will be taxed in the same manner as holders of nonstatutory options. The Company is not entitled to a deduction for amounts taxed as ordinary income to a participant except to the extent of ordinary income reported by participants upon a disqualifying disposition of shares.

         The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to shares purchased under the Purchase Plan and does not purport to be complete, and does not discuss the income tax laws of any municipality, sate or foreign country in which an optionee may reside.

                      III. SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

               Directors and Executive Officers of the Registrant

         The following table sets forth certain information concerning the Company's current directors and executive officers:

          Name               Age                        Position
          ----               ---                        --------
Jeffrey C. Kalb(3)           56     President, Chief Executive Officer, Director
John E. Trewin               52     Vice President and Chief Financial Officer
Charles Bellavia             51     Vice President of Marketing and Sales
John Jorgensen               51     Vice President of Engineering
Scott Hover-Smoot            44     General Counsel and Corporate Secretary
Arieh Schifrin               60     Vice President, Operations
Angel G. Jordan(2)           68     Director
J. Daniel McCranie(1)        55     Director
Wade Meyercord(3)            58     Chairman of the Board
Stuart Schube(2)(3)          59     Director
John Sprague(1)              69     Director
Donald L. Waite(1)(2)        66     Director

------------
(1)      Member of Compensation Committee
(2)      Member of Audit Committee
(3)      Member of Nominating Committee


         Jeffrey C. Kalb has been President and Chief Executive Officer of the Company since December 1994. He has been a director of the Company since September 1995. He was President and Chief Operating Officer of MasPar Computer Corporation, a computer systems manufacturer, from 1988 to 1993. He was Vice President with Digital Equipment Corporation, a computer systems manufacturer, from 1983 to 1987.

         John E. Trewin has been Vice President and Chief Financial Officer since January 1995. He was Vice President and Chief Financial Officer of The O'Brien Corporation, a coatings manufacturer, from 1990 to 1994 and Vice President and Chief Financial Officer of Ampex Corporation, an electronics equipment and magnetic recording media manufacturer, from 1986 to 1989.

         Charles F. Bellavia has been Vice President of Marketing and Sales since April 1999. He was Vice President of Sales for the Company from November 1998 to April 1999. He was a management consultant for high technology companies from 1996 to 1998. He was Vice President, Sales and Marketing of Adaptive Logic, Inc., a semiconductor manufacturing company, from 1994 to 1996, Vice President, Sales and Marketing for IXYX Corporation, a power semiconductor company, from 1991 to 1993 and Director of Worldwide Sales for Hewlett Packard's Avantek Division (wireless equipment and devices) from 1984 to 1991. He has been a Director of Inter-Manufacturing, Inc (IMI) a manufacturing services company, since 1997.

         John Jorgensen has been Vice President of Engineering since November 1995. He held several positions at National Semiconductor Corporation from 1972 to 1995 including Director of Corporate Business Development, Director of DSP Business Unit, and Director of Advanced Networks Division.

         Arieh Schifrin has been Vice President, Operations since February 1995. He was a management consultant for high technology companies from 1991 to 1995. He was Executive Vice President for Catalyst Semiconductor, a semiconductor company, from 1989 to 1991; Executive Vice President of Xicor, Inc., a semiconductor manufacturing company, from 1980 to 1989; and Operations Manager for Data General Corp., a computer company, from 1977 to 1980.

         Scott Hover-Smoot has been Corporate Secretary and General Counsel since July 1994. He was Associate and Senior Associate at Berliner, Cohen, a law firm, from 1986 to 1994.

         Angel G. Jordan has been a Director of the Company since 1986. Dr. Jordan is a Keithley University Professor of Electrical & Computer Engineering and Robotics at Carnegie-Mellon University since 1997; Professor of Electrical & Computer Engineering from 1966 to 1997; Provost from 1983 to 1991; Dean of Engineering from 1979 to 1983. Director of Magnascreen Corporation, Mirror Systems, and SOCINTEC.

         J. Daniel McCranie has been a Director of the Company since 1998. Mr. McCranie is Executive Vice President of Marketing and Sales, Cypress Semiconductor Corporation, a manufacturer and supplier of integrated circuits since 1993. Previously he was Chairman and Chief Executive Officer of SEEQ Technology Incorporated, a semiconductor manufacturer from 1989 to 1993. He joined SEEQ in 1986 as Vice President of Sales and Marketing.

         Wade Meyercord is Chairman of the Board of Directors of the Company and has served on the Board of Directors since 1992. Mr. Meyercord is also President of Meyercord & Associates, a consulting company, since 1987. He is currently a Senior Vice President of Diamond Multimedia Systems, Inc., a multimedia and connectivity products company. He was Chief Executive Officer of Read-Rite Corp., an electronic data storage products company, from 1984 to 1987. Mr. Meyercord is a member of the board of directors of ADFlex Solutions and is a member of their audit committee.

         Stuart Schube has been a Director of the Company since 1986. He has been President of Acorn Ventures, Inc., a venture capital management firm, since 1986. He is also Director and founder of Work Process Systems, Inc. - a Houston, Texas based developmental stage software company since 1997.

         John L. Sprague has been a Director of the Company since July 1996. Prior to that time he was a Director of the Company from January 1994 until July 1995. He has been President of John L. Sprague Associates, a consulting company, since 1988. He was President and Chief Executive Officer of Sprague Electric Company, an electronics company, from 1981 to 1987. Dr. Sprague is a member of the board of directors for three companies and on various committees: Allmerica Financial (audit committee), SIPEX Corporation (audit and compensation committees), and Aerovox Corporation (audit and nominating committee).

         Donald L. Waite has been a Director of the Company since July 1997. He has been Executive Vice President and Chief Administrative Officer of Seagate Technology, Inc., a manufacturer of disc drives, tape drives and storage management software, since 1995. He joined Seagate in 1983 as Vice President of Finance and Chief Financial Officer and was promoted to Senior Vice President, Finance in 1984. Mr. Waite is on the board of directors of CVC Holdings, Inc., a deposition equipment company.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of May 31, 1999, by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially 5% or more of the Company's Common Stock; (ii) each of the Company's directors; (iii) the Named Executive Officers (as defined below under "Executive Compensation"); and (iv) all directors and executive officers as a group. Except as otherwise noted, the persons or entities in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them.


                                           Shares Beneficially
       Beneficial Owner(1)                        Owned(2)            Percent
       -------------------                        --------            -------
    Chan Desaigoudar
      490 Santa Rosa Drive                       1,733,850             17.14%
      Los Gatos, CA 95030

    Citigroup, Inc.
      153 East 53rd Street                       1,180,000             11.66%
      Legal Dept. 20th Floor
      New York, NY 10043

    Hitachi Metals, Ltd.
      Kishimoto Bldg. 2-1                          993,750              9.82%
      Marunouchi 2-Chome
      Chiyoda-Ku, Tokyo 100 Japan

    TCW Group, Inc.
      865 South Figueroa Street                    522,400              5.16%
      Los Angeles, CA 90017

    Jeffrey C. Kalb(3)                             434,498              4.30%
    Wade Meyercord(3)                               93,050                *
    John E. Trewin(3)                               90,242                *
    Angel G. Jordan(3)                              88,943                *
    Stuart Schube(3)                                62,916                *
    Arieh Schifrin(3)                               51,563                *
    John Sprague(3)                                 33,750                *
    Donald Waite(3)                                 26,562                *
    John Jorgensen(3)                                8,000                *
    Nick Bacile(3)(4)                                    0                *
    J. Daniel McCranie(3)                                0                *
    Directors and Executive Officers
      as a group (13 persons)                      928,124              9.17%
------------
*        Less than 1%.
(1)      Based  solely  upon  information   furnished  by  such  individuals  or
         contained in filings made by such beneficial owners with the Securities and Exchange Commission.
(2)      Includes shares subject to options exercisable as of June 15, 1999.
(3)      215 Topaz Street, Milpitas, California 95035.
(4) As of April 30, 1999, Mr. Bacile is no longer an employee of the Company.

               IV. CORPORATE GOVERNANCE -- OFFICERS AND DIRECTORS

Board Meetings and Committees

         During the fiscal year ended March 31, 1999 ("fiscal 1999"), the Board of Directors of the Company had an Audit Committee, a Compensation Committee, and a Nominating Committee.

         The Audit Committee oversees the Company's accounting and financial reporting policies and internal controls, reviews annual audit reports and management letters and makes recommendations to the Board of Directors regarding appointment of independent auditors. The Audit Committee consisted of Angel Jordan, Stuart Schube, and Donald Waite. That Audit Committee held one meeting during fiscal 1999.

         The Compensation Committee's principal functions are to recommend to the Board the compensation of officers of the Company, to oversee the administration of the Company's stock plans, and to perform such other duties regarding compensation for employees and consultants as the Board may delegate from time to time. In addition, the Committee reviews and approves recommendations regarding changes in compensation of outside directors. See also "Compensation Committee Report." The present Compensation Committee consists of Daniel McCranie, John Sprague and Donald Waite. The Compensation Committee held six meetings during fiscal 1999.

         On April 19, 1996, the Board created a Nominating Committee for the purpose of making recommendations to the Board of Directors regarding director nominees to the Board. The Nominating Committee consists of Wade Meyercord, Stuart Schube, and Jeff Kalb. The Nominating Committee did not hold any meetings during fiscal 1999. The Nominating Committee will consider nominees proposed by the shareholders. Any shareholder who wishes to recommend a prospective nominee for the Board of Directors for the Nominating Committee's consideration may do so by giving the candidate's name and qualifications in writing to the Secretary of the Company, 215 Topaz Street, Milpitas, CA 95035. See "General Information - Procedure for Director Nominations by Shareholders."

         During fiscal 1999, the Board of Directors held nine regular and teleconference meetings. Each director attended at least 80% of the meetings held during fiscal 1999, which occurred on or after the initiation of their term as a director. Each director who served on the Compensation Committee also attended all of the Committee meetings held during fiscal 1999. Each director who served on the Audit Committee also attended all of the Committee meetings held during fiscal 1999, which occurred on or after the initiation of his term as a director.

Director Compensation

         Non-employee directors are entitled to be paid, in addition to their out-of-pocket expenses, $500 per month plus $1,000 for each Board Meeting, and $250 for each conference call.

         The non-employee directors are entitled to stock option grants under the provisions of the 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The stockholders have approved a total of 280,000 shares for this plan, of which 193,125 have been issued as of May 31, 1999. The Directors' Plan is designed to work automatically. A director joining the Board for the first time receives an option for 15,000 shares. Each director reelected at an Annual Meeting is entitled to receive a grant of 10,000 shares as of the date of the Annual Meeting. The term of an option granted under the plan may not exceed ten years. The option vests as to one-fourth of the shares at the end of the fourth full calendar quarter following the date the option was granted, and as to one-sixteenth of the shares at the end of each of the full calendar quarters thereafter. The exercise price for nonstatutory options granted under the Directors' Plan shall be the fair market value of a share of the Company's Common Stock on the date of grant.

Executive Compensation

         The following table presents the reportable compensation for persons who held the position of CEO and the top four executive officers that received compensation above $100,000 during the fiscal year ended March 31, 1999 (the
"Named Executive Officers"):

                                                     Summary Compensation Table

                                                                                                 Long-Term
                                                                                                Compensation
                                                                                          ---------------------------
                                                     Annual Compensation                          Securities
                                              ------------------------------------        ---------------------------     All Other
                                                                                          Repriced        Underlying    Compensation
Name and Principal Position                   Year        Salary($)       Bonus($)        Options(#)       Options(#)      ($)(1)
---------------------------                   ----        ---------       --------        ----------       ----------      ------

Jeffrey C. Kalb(2)                            1999        $258,923        $ 38,649         110,547          40,000        $  7,462
President and Chief                           1998        $264,000        $ 40,791            --            70,547        $  8,855
  Executive Officer, Director                 1997        $268,615        $ 76,973            --            40,000        $  3,003

John E. Trewin(3)                             1999        $170,323        $ 24,694          45,000          15,000        $  6,511
Vice President and                            1998        $160,616        $ 24,621          30,000          15,000        $  7,380
  Chief Financial Officer                     1997        $158,846        $ 30,300            --            15,000        $  3,631

Nick Bacile(3)(4)                             1999        $164,631        $ 24,505          97,500          15,000        $  6,924
Vice President, Marketing                     1998        $159,769        $ 24,943            --             7,500        $  4,226
                                              1997        $ 98,908        $ 16,844            --            90,000            --

John Jorgensen(3)                             1999        $160,846        $ 24,323          97,500          15,000        $  6,572
Vice President, Engineering                   1998        $154,740        $ 24,464          75,000           7,500        $  4,488
                                              1997        $144,231        $ 29,625            --            15,000        $  4,153

Arieh Schifrin(3)                             1999        $158,345        $ 24,602          45,000          15,000        $  9,065
Vice President, Operations                    1998        $159,231        $ 24,621          30,000          15,000        $  9,543
                                              1997        $154,685        $ 30,300            --            15,000        $  1,773

-------------------------
(1) Company matching contributions to the 401k savings plan, deferred compensation plan, and group term life.
(2) The Company does not have an employment agreement with its Chief Executive Officer or any compensation plan or arrangement with the Chief Executive Officer which results from the resignation, retirement or other termination of employment or from a change in control of the Company other than an agreement that if the Chief Executive Officer is terminated by the Company without cause, he is entitled to severance pay for nine months at the rate of $20,000 per month plus continuation of employee benefits such as medical, dental and disability coverage.
(3) Under the terms of their employment agreements, Messrs. Trewin, Jorgensen, Bacile, and Schifrin in case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, are eligible to receive six months severance pay and continuation of employee benefits.
(4)      As of April 30, 1999, Mr. Bacile is no longer employed by the Company.

Stock Option Tables

         The following table shows for each of the Named Executive Officers certain information with respect to stock options granted during the last fiscal period, excluding any repricing of options.

                                            Option Grants In Last Fiscal Year
                                          (Twelve Months Ended March 31, 1999)

                                                                                                 Potential Realizable
                                                                                               Value at Assumed Annual
                                                                                                 Rates of Stock Price
                                                                                               Appreciation for Option
                                      Individual Grants                                                Term(1)
        ---------------------------------------------------------------------------------      -------------------------
                                     Number of       Percent of
                                     Securities    Total Options
                                     Underlying      Granted to    Exercise or
                        Repriced      Options       Employees in    Base Price   Expiration
        Name            Options      Granted(#)    Fiscal Year(2)   ($/Share)       Date       5% ($)          10% ($)
        ----            -------      ----------    --------------   ---------       ----      --------        ---------
  Jeffrey Kalb          110,547        40,000           9.3%         $2.8750       9/25/08     $ 72,323        $ 183,280
  John E. Trewin         45,000        15,000           3.5%         $2.8750       9/25/08     $ 27,121        $  68,730
  Arieh Schifrin         45,000        15,000           3.5%         $2.8750       9/25/08     $ 27,121        $  68,730
  Nick Bacile            97,500        15,000           3.5%         $2.8750       9/25/08     $ 27,121        $  68,730
  John Jorgensen         97,500        15,000           3.5%         $2.8750       9/25/08     $ 27,121        $  68,730

-----------------
(1) Potential realizable value is disclosed in response to SEC rules that require such disclosure for illustration only. The values disclosed are not intended to be, and should not be, interpreted by shareholders as representations or projections of the future value of the Company's stock or of the stock price.
(2) Percent of total options granted calculated using fiscal 1999 grants net of repriced options.


         The above options are exercisable over a four-year period, with 25% exercisable one year after date of grant and the balance exercisable in quarterly installments thereafter.

         The  following  table  sets  forth  as to each of the  Named  Executive
Officers, certain information with respect to stock options exercised during the last fiscal year (twelve months ended March 31, 1999) and unexercised options held as of March 31, 1999 including options that were repriced.

                                           Aggregated Option Exercises In Last Fiscal Year
                                                      And FY-End Option Values

                                                                      Number of Shares Underlying           Value of Unexercised
                                                                        Unexercised Options at            In-The-Money Options at
                                            Shares           Value             FY-End (#)                       FY-End ($)(1)
                                          Acquired on       Realized   ----------------------------     ----------------------------
        Name                              Exercise (#)        ($)      Exercisable    Unexercisable     Exercisable    Unexercisable
        ----                              ------------        ---      -----------    -------------     -----------    -------------
Jeffrey C. Kalb                                0               0         358,000         150,547               0               0
John E. Trewin                                 0               0          75,000          60,000               0               0
Arieh Schifrin                                 0               0          51,563          60,000               0               0
Nick Bacile                                    0               0               0         112,500               0               0
John Jorgensen                                 0               0               0         112,500               0               0

----------------
(1) In the money options values are based on the closing market price of March 31, 1999.

         On December 10, 1998, the Board of Directors ratified the decision of the Compensation Committee to reprice all current non-officer employee stock options with an exercise price in excess of $2.8125. The repricing was to be the higher of $2.8125 or the closing market price of the Company's stock on the effective date of the repricing, December 10, 1998. The closing price on December 10 was $2.75; therefore the applicable options were repriced at $2.8125. Pursuant to the terms of the repriced options, the repriced options may not be exercised in whole or in part until December 10, 1999, that is, one year after the effective date.

         On December 10, 1998, the Board of Directors also ratified the decision of the Compensation Committee to reprice all current officer employee stock options with an exercise price in excess of $4.00. The repricing was to be the higher of 20% above either $2.8125 or the closing market price of the Company's stock on the effective date of the repricing, December 10, 1998. The closing price on December 10 was $2.75; therefore the applicable options were repriced at 20 % above the $2.8125 price or $3.30. Pursuant to the terms of the repriced options, the repriced options may not be exercised in whole or in part until December 10, 1999, that is, one year after the effective date.

         The Board's action was in response to a decline in the market price of the Company's stock during the preceding months which had effectively eliminated the incentive value of options with significantly higher exercise prices. A total of 1,325,742 options were repriced. The repricing did not apply to options held by non-employee directors or other non-employee option holders.

         The following table presents information on the repricing of stock options of any executive officer employed by the Company in the last ten fiscal years.

                                 NUMBER OF
                                SECURITIES                                                      LENGTH OF ORIGINAL
                                UNDERLYING     MARKET PRICE OF   EXERCISE PRICE                    OPTION TERM
                                  OPTIONS       STOCK AT TIME    AT THE TIME OF       NEW       REMAINING AT DATE OF
                                REPRICED OR    OF REPRICING OR    REPRICING OR     EXERCISE         REPRICING OR
       NAME           DATE        AMENDED         AMENDMENT        AMENDMENT        PRICE             AMENDMENT
------------------- -------- ---------------- ----------------- ---------------- ------------- ----------------------
Nick Bacile         12/10/98      90,000           $2.7500           $5.875          $3.300        7 years 228 days
                    12/10/98       7,500           $2.7500           $5.0313         $3.300        9 years  43 days

Robert Filiault      2/13/98      90,000           $5.0313           $8.875          $6.000        9 years 175 days
                     2/13/98      10,000           $5.0313           $7.500          $6.000        8 years 247 days

Scott Hover-Smoot    2/13/98      25,000           $5.0313           $7.000          $6.000        9 years 175 days
                    12/10/98      10,000           $2.7500           $5.875          $3.300        7 years 228 days
                    12/10/98      25,000           $2.7500           $6.000          $3.300        8 years 219 days

John Jorgensen       2/13/98      75,000           $5.0313           $8.875          $6.000        7 years 253 days
                    12/10/98      75,000           $2.7500           $6.000          $3.300        6 years 318 days
                    12/10/98      15,000           $2.7500           $6.000          $3.300        8 years  45 days
                    12/10/98       7,500           $2.7500           $5.0313         $3.300        9 years  43 days

Jeffrey C. Kalb     12/10/98      40,000           $2.7500           $8.500          $3.300        7 years 112 days
                    12/10/98      30,547           $2.7500           $7.625          $3.300        8 years 192 days
                    12/10/98      40,000           $2.7500           $7.000          $3.300        8 years 219 days

Arieh Schifrin       2/13/98      15,000           $5.0313           $8.875          $6.000        8 years 247 days
                     2/13/98      15,000           $5.0313           $7.000          $6.000        7 years 158 days
                    12/10/98      15,000           $2.7500           $5.875          $3.300        7 years 228 days
                    12/10/98      15,000           $2.7500           $6.000          $3.300        6 years 223 days
                    12/10/98      15,000           $2.7500           $6.000          $3.300        8 years 219 days


John Trewin          2/13/98      15,000           $5.0313           $8.875          $6.000        8 years 247 days
                     2/13/98      15,000           $5.0313           $7.000          $6.000        7 years 158 days
                    12/10/98      15,000           $2.7500           $5.875          $3.300        7 years 228 days
                    12/10/98      15,000           $2.7500           $6.000          $3.300        6 years 223 days
                    12/10/98      15,000           $2.7500           $6.000          $3.300        8 years 219 days

Board Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside directors appointed by the Board of Directors. The Committee is responsible, on behalf of the Board, for reviewing and approving compensation programs, policies, and plans designed to motivate personnel to achieve Company objectives. One of the key responsibilities of the Committee is to set the compensation annually of the Chief Executive Officer (the "CEO"), upon his evaluation by the Board of Directors. Other responsibilities include: review and approve recommendations from the CEO for the compensation of officers, other senior managers, and key employees; review and approve recommendations regarding stock option grants for specific employees as provided under existing Company plans; review and approve the concept and design of management incentive plans and programs for Company officers, other senior managers, and key employees. An additional responsibility of the Committee is to review and approve recommendations regarding changes in compensation of outside directors.

         Compensation Philosophy. The Company believes that the management team it has assembled is well suited to increasing shareholder value and contributing to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company's compensation programs, the Committee's goals are to align compensation with the Company's business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company's compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

         Base Salary. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. Consistent with the Company's current size, the Committee believes current executive salaries are comparable to the average salaries offered by competitive companies.

         Bonus. The Company's bonus plan provides for bonuses to be awarded to key employees based on specific goals achieved by the Company and the level of contribution to achievement of the goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company's performance objectives include operating, strategic and financial goals considered critical to the Company's short and long term goals.

         Options. The purpose of the Company's stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company's shareholders. Options are generally granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four-year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In recommending stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

         On December 10, 1998, the Board of Directors ratified the decision of the Compensation Committee to reprice all current non-officer employee stock options with an exercise price in excess of $2.8125. The repricing was to be the higher of $2.8125 or the closing market price of the Company's stock on the effective date of the repricing, December 10, 1998. The closing price on December 10 was $2.75; therefore the applicable options were repriced at $2.8125. Pursuant to the terms of the repriced options, the repriced options may not be exercised in whole or in part until December 10, 1999, that is, one year after the effective date.

         On December 10, 1998, the Board of Directors also ratified the decision of the Compensation Committee to reprice all current officer employee stock options with an exercise price in excess of $4.00. The repricing was to be the higher of 20% above either $2.8125 or the closing market price of the Company's stock on the effective date of the repricing, December 10, 1998. The closing price on December 10 was $2.75; therefore the applicable options were repriced at 20 % above the $2.8125 price or $3.30. Pursuant to the terms of the repriced options, the repriced options may not be exercised in whole or in part until December 10, 1999, that is, one year after the effective date.

         The Board's action was in response to a decline in the market price of the Company's stock during the preceding months which had effectively eliminated the incentive value of options with significantly higher exercise prices. A total of 1,325,742 options were repriced. The repricing did not apply to options held by non-employee directors or other non-employee option holders.

         Section 162(m) of the Code imposes a limitations on the deductibility for federal income tax purposes of compensation over $1 million paid to certain Named Executive Officers in a taxable year. Compensation above $1 million is not subject to the limitation if it is "performance-based compensation" within the meaning of the Code. The Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year that is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any fiscal Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

         CEO Compensation. The Committee uses the same procedures described above in setting the annual salary, bonus, and making recommendations regarding stock option awards for the CEO. The CEO's salary is determined based on comparisons with competitive companies as described above. The Committee believes that the CEO's salary and bonus plan is comparable to the salaries offered to CEOs of competitive companies. In recommending stock options, the Committee considers the CEO's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

         Conclusion.  As a  significant  portion of the  Company's  compensation
program  is  linked  to  Company   performance,   the  Committee  believes  that
compensation is closely tied to increases in long-term shareholder value.


                      Members of the Compensation Committee

                                 Daniel McCranie
                                 Dr. John Sprague
                                 Donald Waite


         The foregoing report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee of the Company's Board of Directors was at any time during the year ended March 31, 1999, or at any other time an officer or employee of the Company. Currently, no executive officer of the Company serves as a member of compensation committee.

                      V. FIVE-YEAR STOCK PERFORMANCE GRAPH

         The following graph compares the five-year cumulative total return on California Micro Devices Common Stock, the Standard & Poor's 500 Index ("S&P"), and the S&P Electronics (Semiconductors) Index (excluding the Company).

         The graph assumes $100 was invested on March 31, 1994, in California Micro Devices Common Stock and $100 was invested at that same time in each of the S&P indexes. The comparison assumes that all dividends are reinvested. (California Micro Devices has not paid dividends.)


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                              1994  1995  1996  1997  1998  1999
                                              ----  ----  ----  ----  ----  ----
S & P STOCK INDEX                              100   116   153   183   271   321
S & P ELECTRONICS (SEMICONDUCTORS) INDEX       100   120   132   241   263   399
CALIFORNIA MICRO DEVICES COMMON STOCK          100    24    53    40    33    14



         Pursuant to Securities and Exchange Commission regulations, this chart is not "soliciting material", is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent shareholders were complied with, with the exception of Chan Desaigoudar.

                               VI. OTHER BUSINESS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.


                  VII. SHAREHOLDER PROPOSALS TO BE PRESENTED AT
                               NEXT ANNUAL MEETING

         Proposals of shareholders intended to be presented by such shareholders at next year's Annual Meeting must be received by the Company at its principal office no later than March 20, 2000, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                    FORM 10-K

         A copy of the Company's Annual Report on Form 10-K for the period ended March 31, 1999, is being mailed with this proxy statement to shareholders entitled to notice of the meeting. If exhibit copies are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, California Micro Devices Corporation, 215 Topaz Street, Milpitas, California 95035-5430.


                                            By Order of the Board of Directors


                                            /s/ Scott Hover-Smoot
                                            ------------------------------------
                                            Scott Hover-Smoot, Secretary

                                            Milpitas, California

--------------------------------------------------------------------------------
PROXY                 CALIFORNIA MICRO DEVICES CORPORATION                 PROXY

                    Proxy for Annual Meeting of Shareholders

                                 August 5, 1999

                      SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned shareholder of California Micro Devices Corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 15, 1999, and hereby appoints Wade Meyercord, Stuart Schube and John Trewin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of California Micro Devices Corporation to be held at the Embassy Suites Hotel, 901 E. Calaveras Blvd., Milpitas, California 95035 on August 5, 1999 at 1:00 p.m. local time, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

                 (Continued, and to be signed on the other side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------
                                                                 [X] Please mark
                                                                      your votes
                                                                       as this


1. To elect seven (7) directors to                   WITHHOLD
   serve until the next annual              FOR      FOR ALL
   meeting of shareholders and until        [ ]        [ ]
   the election and qualification of
   their successors.

*If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below: Dr. Angel Jordan, Jeffrey Kalb, J. Daniel McCranie, Wade
Meyercord, Stuart Schube, Dr. John Sprague, Donald Waite

_____________________________________
I PLAN TO ATTEND THE MEETING      [ ]


2. To ratify the  selection  of the            FOR      AGAINST       ABSTAIN
   firm of Ernst & Young,  LLP,  as
   independent   auditors  for  the            [ ]        [ ]           [ ]
   fiscal  year  ending  March  31,
   2000.

3. To approve the  amendment to the            [ ]        [ ]           [ ]
   1995  Employee   Stock  Purchase
   Plan.



                                    and, in their discretion, upon such other matters which may properly come before the meeting or any adjournment thereof.

                                    THIS PROXY WILL BE VOTED AS DIRECTED  OR, IF
                                    NO CONTRARY DIRECTION IS INDICATED,  WILL BE
                                    VOTED  FOR  ALL OF  THE  MATTERS  SET  FORTH
                                    HEREIN,  FOR  THE  ELECTION  OF  THE  LISTED
                                    DIRECTORS,  FOR THE  RATIFICATION OF ERNST &
                                    YOUNG LLP, AS INDEPENDENT  ACCOUNTANTS,  FOR
                                    THE  APPROVAL OF THE  AMENDMENT  TO THE 1995
                                    EMPLOYEE  STOCK  PURCHASE  PLAN, AND AS SAID
                                    PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS
                                    AS MAY PROPERLY COME BEFORE THE MEETING.


Signature(s) ______________________________ Title  or  Capacity ________________

Dated _____________, 1999

This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

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